UNITED STATES
SECURITIES AND EXCHANGE
COMMISSION
Washington, D.C. 20549

FORM 8-K CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities

Exchange Act of 1934 Date of Report

(Date of earliest event reported): February 16, 2023

SPAR Group, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-27408	33-0684451
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1910 Opdyke Court, Auburn Hills, MI	48326
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area
code: (248) 364-7727

(Former Name or Former Address, if Changed Since
Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	SGRP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.         ☐

SPAR Group, Inc. ("SGRP" or the "Corporation", and together with its subsidiaries, the "Company", "SPAR", or "SPAR Group") has listed its shares of Common Stock (the "SGRP Shares") for trading through the Nasdaq Stock Market LLC ("Nasdaq") under the trading symbol "SGRP" and periodically files reports with the Securities and Exchange Commission ("SEC").

For background respecting SGRP and the events described below, reference is made to: (i) SGRP's Annual Report on Form 10-K for the year ended December 31, 2021, as filed with the SEC on April 15, 2022 (the "10-K"), and as amended by SGRP's First Amendment to the Annual Report on Form 10K/A as filed with the SEC on May 2, 2022 (the "2021 10-K Amendment"; (ii) SGRP's Definitive Proxy Statement on Schedule 14A as filed with the SEC on June 13, 2022 (the "2022 Proxy Statement"); (iii) SGRP's Quarterly Report on Form 10-Q as filed with the SEC on November 15, 2022 (the "2022 10-Q Report"); and (iv) SGRP's Current Reports on Form 8-K as filed with the SEC since January 1, 2022, and prior to the date of this Report (the "Current Reports"). The 2021 Annual Report, 2022 Proxy Statement, 2022 10-Q Report, and Current Reports may be referred to collectively as the "SEC Reports".

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 23, 2023, SGRP announced the appointment of Mr. Antonio Calisto Pato as the Corporation's Chief Financial Officer, effective February 27, 2023. A copy of the press release announcing this event is included in this Current Report on Form 8-K as Exhibit 99.1.

Mr. Calisto Pato brings strong business, finance and international leadership expertise with deep strategy, tax and operational acumen. Most recently, Antonio held CFO roles and directed all aspects of finance, accounting, treasury and tax as CFO for Earth Shoes and interim CFO for Street Trend. Prior to these roles, Antonio held increasing leadership positions at Chiquita Brands International from 2011 to 2021. He also held financial and business leadership roles at Cemex in Switzerland and PWC in Luxembourg.

Mr. Calisto Pato speaks four languages (including those principally used in the Company's Brazilian and Mexican offices) and successfully earned a combined 5-year undergraduate and law degree in Portugal, and went on to complete his post-graduate degree in Tax from the Lisbon Business School. He also completed a Master of Advanced Studies in International Tax Law in the Netherlands at Leiden University and is completing his MBA from the University of North Carolina, Kenan-Flagler Business School at Chapel Hill, NC, where he currently resides.

"I am very pleased to welcome Antonio to SPAR Group and believe his financial expertise, international and business leadership experience will add significant value to our leadership," said Mike Matacunas, President and CEO. "He also brings a passion for business, a commitment to service and professional style that energizes the people around him. I look forward to working with him to drive value for our shareholders, employees and clients."

"I am thrilled to join SPAR Group at this pivotal moment in SPAR Group's history and am humbled by the opportunity to work with SPAR Group's Management Team to provide foundational financial leadership that will go hand in hand with growing SPAR's long-term shareholder value," said Antonio Calisto Pato.

Mr. Calisto Pato will be both an Executive and an Officer (as defined in SGRP's By-Laws) and will report directly to the Corporation's Chief Executive Officer, Mr. Michael R. Matacunas. Pursuant to his offer letter dated as of February 16, 2023, Mr. Calisto Pato will receive a salary of $325,000per year, be eligible to participate in the SGRP bonus plans in 2023 and forward with a performance bonus plan of up to 50% of his base salary, and be eligible for equity awards granted by the Corporation annually (commencing in 2024). Mr. Calisto Pato will receive a one-time equity inducement award of RSUs having a market value of $150,000 at the end of the first week following his start date (which valuation date is estimated to be March 10, 2023), which RSUs will vest in one year. Mr. Calisto Pato also will receive a car allowance in the gross amount of $4,800 annually, four weeks of vacation annually, and will be entitled to participate in the Corporation's 401(k), medical, dental, vision, short/long term disability and life insurance plans. Mr. Calisto Pato also will receive severance protection under a Change of Control Severance Agreement with SGRP which will have terms substantially similar to SGRP's amended agreements with its executives.

The Corporation does not intend, assume any obligation, or promise to publicly update or revise any information respecting the composition or organization of its executives other than as required by Securities Laws (as defined below).

Forward Looking Statements

This Current Report contains "forward-looking statements" within the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, made by, or respecting, the Company, and this Current Report has been filed by the Corporation with the SEC. "Forward-looking statements" are defined in Section 27A of the Securities Act of 1933, as amended (the "Securities Act"), and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and other applicable federal and state securities laws, rules and regulations, as amended (together with the Securities Act and the Exchange Act, "Securities Laws").

All statements (other than those that are purely historical) are forward-looking statements. Words such as "may," "will," "expect," "intend," "believe," "estimate," "anticipate," "continue," "plan," "project," or the negative of these terms or other similar expressions also identify forward-looking statements. Forward-looking statements made by the Corporation in this Current Report may include (without limitation) statements regarding: risks, uncertainties, cautions, circumstances and other factors ("Risks") such as (among other things) the impact of the strategic review process or any resulting action or inaction, the impact of adding a new Chief Financial Officer, the potential negative effects of any stock issuance and/or payment, the potential negative effects of the novel coronavirus and COVID-19 pandemic on the Company's business, the Corporation's compliance with applicable Nasdaq Audit Committee and director independence rules, the Company's cash flow or financial condition, or the pursuit or achievement of the Company's corporate objectives.

You should carefully review and consider the Company's forward-looking statements (including all risk factors and other cautions and uncertainties) and other information made, contained or noted in or incorporated by reference into this Current Report (, but you should not place undue reliance on any of them. The results, actions, levels of activity, performance, achievements or condition of the Company (including its affiliates, assets, business, clients, capital, cash flow, credit, expenses, financial condition, income, liabilities, liquidity, locations, marketing, operations, performance, prospects, sales, strategies, taxation or other achievement, results, Risks, trends or condition) and other events and circumstances planned, intended, anticipated, estimated or otherwise expected by the Company (collectively, "Expectations"), and our forward-looking statements (including all Risks) and other information reflect the Company's current views about future events and circumstances. Although the Company believes those Expectations and views are reasonable, the results, actions, levels of activity, performance, achievements or condition of the Company or other events and circumstances may differ materially from our Expectations and views, and they cannot be assured or guaranteed by the Company, since they are subject to Risks and other assumptions, changes in circumstances and unpredictable events (many of which are beyond the Company's control). In addition, new Risks arise from time to time, and it is impossible for the Company to predict these matters or how they may arise or affect the Company. Accordingly, the Company cannot assure you that its Expectations will be achieved in whole or in part, that it has identified all potential Risks, or that it can successfully avoid or mitigate such Risks in whole or in part, any of which could be significant and materially adverse to the Company and the value of your investment in the Company's common stock.

These forward-looking statements reflect the Company's Expectations, views, Risks and assumptions only as of the date of this Current Report, and the Company does not intend, assume any obligation, or promise to publicly update or revise any forward-looking statements (including any Risks or Expectations) or other information (in whole or in part), whether as a result of new information, new or worsening Risks or uncertainties, changed circumstances, future events, recognition, or otherwise.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits:

99.1	Press Release announcing the appointment of Mr. Antonio Calisto Pato as the Corporation's Chief Financial Officer dated February 23, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SPAR Group, Inc.
Date:	February 23, 2023
By:	/s/ Michael R. Matacunas
Michael R. Matacunas, Chief Executive Officer